Exhibit 23(c)(ii)


                           OPPENHEIMER HIGH YIELD FUND
                    Class B Share Certificate (8-1/2" x 11")


I. FRONT OF CERTIFICATE (All text and other matter lies within 8-5/16" x 10-5/8" decorative border, 5/16" wide)

                     (upper left)   box with heading: NUMBER (OF SHARES)

                     (upper right)  box with heading: CLASS B SHARES

                     (centered
                     below boxes)        OPPENHEIMER HIGH YIELD FUND
                     A MASSACHUSETTS BUSINESS TRUST


      (at left) THIS IS TO CERTIFY THAT (at right) SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS

                                          box with CUSIP number
                                               683796 205
      (at left)     is the owner of

      (centered)FULLY PAID CLASS B SHARES OF                       BENEFICIAL
INTEREST OF

                                       OPPENHEIMER HIGH YIELD FUND
                (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

                WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

                (at left                            (at right
                of seal)                             of seal)
                (signature)                         (signature)



                Dated:
                /s/ Brian W. Wixted                 /s/Bridget A. Macaskill
                ---------------------               ---------------------
Brian W. Wixted                Bridget A. Macaskill
                TREASURER                           PRESIDENT


                              (centered at bottom)
                         1-1/2" diameter facsimile seal
                                   with legend
                           OPPENHEIMER HIGH YIELD FUND
                                      SEAL
                                      1986
                          COMMONWEALTH OF MASSACHUSETTS



(at lower right, printed
 vertically)                        Countersigned
                                    OPPENHEIMER SHAREHOLDER SERVICES
                                    (A DIVISION OF OPPENHEIMERFUNDS, INC.
                                    Denver (Colo) Transfer Agent

                                    By ____________________________
                                          Authorized Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)

      The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                               (Cust)                         (Minor)

UNDER UGMA/UTMA ___________________
                     (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ................  hereby sell(s),  assign(s) and transfer(s)
unto


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

-----------------------------------------------------------------------
(Please print or type name and address of assignee)

------------------------------------------------------

________________________________________________Class  B  Shares  of  beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                               Signed: __________________________

                               -----------------------------------
                               (Both must sign if joint owners)

                               Signature(s) __________________________
                               Guaranteed Name of Guarantor
                               By:        _____________________________
                                          Signature of Officer/Title

(text printed NOTICE: The signature(s) to this assignment must vertically to right correspond with the name(s) as written upon the of above paragraph) face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in          Signatures must be guaranteed by a financial
box to left of            institution  of the  type  described  in the  current
signature(s))             prospectus of the Fund.

PLEASE NOTE: This document contains a               OppenheimerFunds
watermark when viewed at an angle.                  "four-hands" logo type
It is invalid without this watermark:














-----------------------------------------------------------------------
                 THIS SPACE MUST NOT BE COVERED IN ANY WAY


certific\280cert.b